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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2001

                            GREKA Energy Corporation
             (Exact name of registrant as specified in its charter)

          Colorado                  0-20760                  84-1091986
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)



630 Fifth Avenue, Suite 1501, New York, NY                     10111
 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (212) 218-4680


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Item 5.   Other Events.

         On July 5, 2001 GREKA Energy Corporation announced a repurchase program to buy back up to 10% of its outstanding common stock. The repurchase of the stock is subject to market conditions and will occur through open market purchases or privately negotiated transactions at prices and on terms acceptable to management.

         The press release announcing this transaction is filed as Exhibits 99.1 hereto.

Item 7.   Financial Statements and Exhibit.

         (c) The following exhibit are furnished as part of this report:

              Exhibit 99.1 Press release of GREKA Energy Corporation dated
                           July 5, 2001.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2001                  GREKA ENERGY CORPORATION


                                    By: /s/ Randeep S. Grewal
                                       -----------------------------------------
                                       Randeep S. Grewal, Chairman, Chief
                                       Executive Officer and President

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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------
   99.1       Press release of GREKA Energy Corporation dated July 5, 2001.